Corporate Presentation February 2015 NASDAQ: IMNP

Forward - Looking Statement This presentation and any oral statements made with respect to the information contained in this presentation contain forward - looking statements that involve risks and uncertainties regarding the operations and future results of Immune Pharmaceuticals, Inc . You are urged to consider statements that include the words “may,” “will,” “would,” “could,” “should,” “believes,” “estimates,” “projects,” “potential,” “expects,” “plans,” “anticipates,” “intends,” “continues,” “forecast,” “designed,” “goal” or the negative of those words or other comparable words to be uncertain and forward - looking . Such forward - looking statements include statements that express plans, anticipation, intent, contingency, goals, targets, future development and are otherwise not statements of historical fact . These statements are based on our current expectations and are subject to risks and uncertainties that could cause actual results or developments to be materially different from historical results or from any future results expressed or implied by such forward - looking statements . Factors that may cause actual results or developments to differ materially include, but not limited to : the risks associated with the adequacy of our existing cash resources and our ability to continue as a going concern ; the risks associated with our ability to continue to meet our obligations under our existing debt agreements ; the risk that clinical trials for bertilimumab or AmiKet ™ will not be successful ; the risk that bertilimumab , AmiKet ™ or compounds arising from our NanomAb ® program will not receive regulatory approval or achieve significant commercial success ; the risk that we will not be able to find a partner to help conduct the Phase III trials for AmiKet ™ on attractive terms, on a timely basis or at all ; the risk that our other product candidates that appeared promising in early research and clinical trials do not demonstrate safety and/or efficacy in larger - scale or later - stage clinical trials ; the risk that we will not obtain approval to market any of our product candidates ; the risks associated with dependence upon key personnel ; the risks associated with reliance on collaborative partners and others for further clinical trials, development, manufacturing and commercialization of our product candidates ; the cost, delays and uncertainties associated with our scientific research, product development, clinical trials and regulatory approval process ; our history of operating losses since our inception ; the highly competitive nature of our business ; risks associated with litigation ; risks associated with our ability to protect our intellectual property ; risks associate with our ability to raise additional capital ; and our liquidity . These factors and other material risks are more fully discussed in our periodic reports, including our reports on Forms 8 - K, 10 - Q and 10 - K and other filings with the U . S . Securities and Exchange Commission . You are urged to carefully review and consider the disclosures found in our filings which are available at www . sec . gov or at www . immunepharmaceuticals . com . You are cautioned not to place undue reliance on any forward - looking statements, any of which could turn out to be wrong due to inaccurate assumptions, unknown risks or uncertainties or other risk factors . We expressly disclaim any obligation to publicly update any forward looking statements contained herein, whether as a result of new information, future events or otherwise, except as required by law . 2

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Immune Pharmaceuticals Overview


ALEXANDRIA.
ALEXANDRIA CENTER™ FOR LIFE SCIENCE

Leadership Team in New York City

- **NASDAQ listed company (IMNP) with dual Biotech / Specialty Pharma Business Model**
- **First in Class Phase 2 Biologic candidate, Bertilimumab, for Auto-Immune Diseases**
  - *Targeted Personalized Antibody Therapeutic with Companion Diagnostic opportunity*
  - *Focus on Bullous Pemphigoid (BP), an Orphan indication, and IBD*
- **Phase 3 ready product, AmiKet, for Neuropathic Pain with Orphan Drug designation in Post Herpetic Neuralgia (PHN)**

  Additional indications include Diabetic Peripheral Neuropathy (DPN) and Chemo Induced Perpheral Neuropathies (CIPN)

  Estimated peak sales potential $500M. Partnering process on track for completion first half of 2015.
- **Platform technology, NanoMabs, enabling pipeline expansion in cancer therapeutics**

**Report on file*

IMMUNE Pharmaceuticals

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Clinical Stage Portfolio With Multiple Shots on Goal

Resources Prioritized For Bertilimumab Phase II BP And UC Trials


PROGRAMS
Preclinical
Phase 1
Phase 2
Phase 3
INFLAMMATION
Bertilimumab
Bullous Pemphigoid
IBD (Crohn's and Colitis)
Severe Asthma
NASH
ANTIBODY NANOPARTICLE CONJUGATES
NanomAbs®
PAIN THERAPEUTICS
AmiKet™
ONCOLOGY THERAPEUTICS
Ceplene®
Azixa®
Crolibulin™

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Pharmaceuticals

Highly Experienced Leadership Team Management Daniel Teper , PharmD , MBA Founder & CEO and Director ; Novartis, GSK, Sanofi , Bionest Gad Berdugo , Msc , MBA EVP and Chief Financial Officer ; Abbott, Baxter, Lazard, Tegris Paul Nadler, MD, PhD EVP, R&D and Chief Medical Officer; National Cancer Institute, Roche, Novartis, Protein Design Labs, Alexion , OSI Board of Directors Daniel Kazado , MBA Chairman of the Board Cameron Durrant , MD, MBA Lead Independent Director and Head of Compensation; Merck, GSK, Pharmacia (Pfizer), J&J Elliot Maza JD, CPA Head of the Audit Committee; Ernst & Young, Goldman Sachs, J.P. Morgan , Sullivan & Cromwell Rene Lerer , MD Head of Governance and Nominations; Prudential, Magellan Health, Florida Blue Cross 6

2015 Milestones/ Stock Catalysts Major Milestones/ Stock Catalysts ▪ Partnering of AMIKET ▪ Orphan Drug designation for Bertilimumab in BP ▪ Initiation of UC phase II study with Berilimumab ▪ Results of Bullous Pemphigoid (BP) phase II study Other anticipated potential milestones/ stock catalysts ▪ Partnering of non core o ncology t herapeutics ( Crolibulin , Azixa ) ▪ Pre - clinical/ Pilot clinical data for Bertilimumab in NASH ▪ Partnering and/ or partial spin - off of NANOMABS ▪ Potential Business Development Initiatives 7

Potential New Model for Personalized Medicine 8

Bertilimumab: Eotaxin - 1 Targeted Therapy in Autoimmune Diseases Identify diseases where Eotaxin - 1 plays a significant role such as: Bullous Pemphigoid , Ulcerative Colitis, Crohn’s , Severe Asthma, NASH Screen patients for high levels of Eotaxin - 1 in disease tissue Treat selected patients with Bertilimumab Personalized targeted therapy may yield better response 9

Who are BP Patients? Why are they at risk?  Patients are often in terrible discomfort with blisters presenting all over the body, including the oral cavity and the eyes  If left untreated, the disease runs its course in 1 - 5 years, and ruptured blisters may become infected, leading to sepsis — a potentially life - threatening infection  Mortality risk (hazard ratio) increases 2 - 3 fold in the year following initial diagnos is (1)  Rare autoimmune skin blistering disorder  Estimated 30,000 patients in NA and Europe combined, similar in size to Duchenne Muscular Dystrophy and Cystic Fibrosis  BP is most common in people over the age of 60 , more common in women SOURCE: IPPF - Internatioal Pemphigus Pemphigoid Foundation - database, P/P Patient Registry, and independent study Need for Safer, Better. Targeted Treatments 10

Bullous Pemphigoid , an Aggressive , Serious Disease, Can Lead to Life Threatening Conditions 11

Why Steroids do not address the needs of BP patients Initial Control of the disease requires very high daily dose of oral steroids ( 1 mg/kg or around 60 mg prednisone) and high potency topical steroids Long - Term Control requires chronic use of high dose systemic steroids 75 % of Patients suffer from steroid side - effects (diabetes, high blood pressure , psychosis, osteoporosis) contributing to increased mortality Mortality risk is doubled when using high dose steroids, difficult to taper to safer steroid dosages Limited and toxic steroid sparing options : immuno - suppressants, IVIgG , Rituxan SOURCE: IPPF - Internatioal Pemphigus Pemphigoid Foundation - database, P/P Patient Registry, and independent study Need for safer, better, targeted treatments 12

Eosinophils are Predominant in the BP Inflammatory Process Bertilimumab Neutralizes Eotaxin - 1 , a Key Regulator of Eosinophils Significant unmet need for targeted therapy with improved safety profile SOURCE: Dr. Neil Kormin , Case Western 13

Bertilimumab Phase 2 Proof of Concept Trial in BP Goal: to reduce the use of steroids while achieving disease control and remission Trial Design ▪ Open - label single arm study ▪ 10 - 15 newly diagnosed moderate to severely extensive BP patients ▪ Drug administration of 10mg/kg (30 min. IV infusion) on days 0 and 14, follow - up until day 60 Primary Efficacy Endpoints ▪ BP Disease Area Index (BPDAI) − Proportion of patients who achieve a reduction in BPDAI score of ≥ 50% a t day 60 compared to baseline ▪ Proportion of patients who have tapered to prednisone dose of ≤ 10 mg/day at day 60 Steroid Dosage ▪ Concomitant low dose oral steroid starting at 30 mg/day prednisone, forced tapering regime, according to clinical response Criteria to proceed to Phase 3 • KOL/IPPF advice: “i f ≥ 40% of patients respond, Phase 3 should follow. If 20 - 40% respond, It is a significant treatment effect that needs to be explored further.” 14

A differentiated approach to the treatment of moderate to severe Crohn’s and Colitis (IBD) IBD expected to grow to $ 12 B by 2024 driven by disease modifying biologic drugs (source: Global Data) Recent successful launch of Takeda’s Entyvio ( vedoluzimab ) and favorable phase Ii clinical data from Receptos oral drug likely to challenge leadership of anti - TNF drugs ( Humira , Remicade ) Bertilimumab’s differentiation relies on selecting patients with high tissue eotaxin - 1 (estimated 50 % of moderate to severe IBD patients) Tissue Eotaxin - 1 correlates by disease severity ( PlosOne , Dec. 2013 ) 15

Vanderbilt - NIH Clinical Study establishes Eotaxin - 1 as a Biomarker and Therapeutic Target in Ulcerative Colitis Tissue eotaxin - 1 significantly increased in more severe patients (based on Mayo Clinic Disease Activity Index, mucosal injury and Histology severity) Patients treated with anti - TNFs have decreased but not statistically significant lowering of tissue eotaxin - 1 Patients on corticosteroids have lower serum eotaxin - 1 but persistent high tissue eotaxin - 1 levels Increased eotaxin - 1 correlates with tissue eosinophil counts Greater eotaxin - 1 mRNA expression in areas of active vs. inactive disease LIFESCI ADVISORS LIFESCI ADVISORS Equity Research Page 2 January 21, 2014 Only Eotaxin-1 is Increased in Both Serum and Tissue Samples from UC Patients Compared to Controls. The University of Vanderbilt researchers sought to assess the utility of the Luminex multi-analyte profiling platform to identify chemokines and cytokines associated with UC. The study was based on the group’s successful use of the Luminex technology in the assessment of response to L-arginine therapy in a preclinical model of dextran sulfate sodium colitis. 2 Researchers used the technology to compare both serum and tissue samples from 137 UC patients to those from 38 healthy subjects. They found two biomarkers associated with UC in serum, granulocyte colony- stimulating factor (G-CSF) and eotaxin-1. They also identified 13 chemokines and cytokines that were increased in UC patients. However, of these only eotaxin-1 was found to be increased in both tissue and serum, and in all levels of active disease. Immune Pharmaceuticals is using tissue eotaxin-1 to screen patients for their ongoing Phase II trial. The scatter plots in Figure 1 represent tissue eotaxin-1 levels in both UC patients and the healthy control group. The panel on the left shows the overall distribution of eotaxin-1. The panel on the right stratifies UC patients according to histological disease severity. The difference in tissue eotaxin- 1 was statistically significant for mild, moderate, and severe UC patient groups when compared to the control group. (**p<0.01; ***p<0.001). Figure 1. Eotaxin-1 in UC Patients is Significantly Different from Controls Source: Coburn et al., 2013 1 In addition to being able to differentiate between UC patients and controls, tissue eotaxin-1 levels could also be used to differentiate between groups. For example, the data in above plot illustrate a significant difference between patients with moderate or severe UC and those with quiescent disease 2 Coburn, L.A. et al., L-arginine supplementation improves responses to injury and inflammation in dextran sulfate sodium colitis. PLoS One 7: e33546. Data support Patient Selection and Therapeutic Targeting High Tissue Eotaxin - 1 Levels Correlate with Disease Severity 16 SOURCE: PlosOne December 2013

Bertilimumab Proof - of - Concept Phase II Trial in Ulcerative Colitis Target Labeling ahead of Anti - TNFs in Moderate to Severe UC with Patient Selection based on Tissue Eotaxin 1 levels (Companion Diagnostic) Trial Design ▪ Double - blind placebo controlled trial in 42 patients with moderate to severe UC (Mayo Clinic score 6 - 12) ▪ Patient selection based on elevated tissue eotaxin - 1 ▪ Drug administration at day 0, 14 and 28 (following initial screening period) Primary Endpoints ▪ Clinical response (UC Mayo Clinic Index) at Day 56 Secondary Endpoints ▪ Include m ucosal healing, fecal calprotectin (validated marker of inflammation), eotaxin - 1 and eosinophil levels in the mucosa and clinical remission Dosage ▪ Bertilimumab 10 mg/kg will be administered by IV infusion over 30 minutes Criteria to proceed to Phase 2b ▪ Signal of efficacy (statistical significance not needed in an initial POC study), with a clean safety profile 17

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In Vitro Pancreatic cancer Oenetration of Anti H Feritin NanomAb Pre - Clinical Proof of Concept with anti - HER 2 and anti - EGFR mAbs Novel proprietary mAb targets with strong internalization properties High Payload: Up to 20,000 molecules per nanoparticle Versatility of drugs to be delivered , not limited to toxins , Triple Targeting : Tumor Targeting, Cellular Targeting, Molecular Targeting Tailored Pharmacokinetics through formulation of polymeric nanoparticles Pre - Treatment Target Imaging TUMOR TISSUE TARGETING TUMOR CELL TARGETING MOLECULAR TARGETING NanomAbs: ADC 2.0 May Optimize s the Efficacy/ Safety Ratio and May Improve the Resistance Profile of Chemotherapeutics Through Targeted Drug Delivery Potential Financing through Partial Spin - Off 19

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AmiKet: Significant Short Term Monetization Opportunity

Advanced Partnering Discussions Ongoing

- Significant late stage product opportunity in large and growing neuropathic pain market ($3.6B- Datamonitor) with high unmet medical need; Focused physician audience (Pain Specialists and Neurologists); limited branded competition
- Patients and physicians expressed interest in AmiKet's topical formulation to be used alone or in combination, short term or long term
- Clinical evidence of potential efficacy and safety in 1,700 subjects/patients across 9 clinical studies
- Clear regulatory path for Post Herpetic Neuralgia (PHN)- 24 month to NDA submission; label expansion in DPN and CIPN.
- Market exclusivity through orphan drug status in PHN and data exclusivity in additional indications

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IMMUNE Pharmaceuticals

Source: Global Source 2014

AmiKet Non - Inferior to Gabapentin HD in Post Herpetic Neuralgia (PHN) Met primary endpoint: ▪ Efficacy superior to placebo, p = 0.044 ▪ Not inferior to gabapentin, p = 0.84 Results suggest non inferior efficacy to market leader and excellent side effect profile Primary Endpoint: Mean Pain Score AmiKet n=135 Placebo n=76 Gabapentin n=138 Baseline 6.04 ± 1.25 6.37 ± 1.32 6.32 ± 1.17 At the end of week 4 3.54 ± 1.98 4.22 ± 2.30 3.55 ± 1.93 Mean difference in pain score 2.42 ± 0.18 p = 0.044 1.88 ± 0.23 2.47 ± 0.18 Intent To Treat Population 22

Physicians express strong demand for a highly effective topical drug Source: Interviews The main advantage of AmiKet is that it is not a systemic drug, and would prescribe it as a monotherapy for many of my patients … ” - EU Pain Specialist, Ambroise Pare Hospital (France “… Since a topical treatment would be safer than systemic treatments, I am willing to give AMIKET a shot. In general, I am not as worried about topical formulations, as there is little systemic absorption …” - U.S. PCP, Private Practice (NJ ) “… Some patients don’t tolerate patches, something that you smear would be more acceptable to those people …” - U.S. Pain Specialist, Baylor College of Medicine (TX ) “… Some patients have difficulty using patches since they have issues covering the whole spot of pain with the patch …” - U.S. Neurologist, Brigham & Women’s Hospital (MA) I typically use gabapentin first, but if topical solutions had better efficacy, I would consider them as first line treatments …” U.S. Neurologist, Brigham & Women’s Hospital ( MA) 23

AmiKet peak sales estimated at $ 250 M - 390 M for PHN** and DPN** with additional $ 345 M upside for CIPN** 200 400 300 0 100 98 294 317 79 AmiKet U.S . and EU peak net revenues by scenario (2024) Millions of dollars Inconsistent stakeholder experience 249 62 238 Strong commercial execution 392 187 Strong product differentiaition PHN DPN 23 * Report on file ** Post Herpetic Neuralgia ( PHN), Diabetic Peripheral Neuropathy (DPN)) Chemo therapy Induced Peripheral Neuropathy (C IPN )

2015 Milestones/ Stock Catalysts Major Milestones/ Stock Catalysts ▪ Partnering of AMIKET ▪ Orphan Drug designation for Bertilimumab in BP ▪ Initiation of UC phase II study with Berilimumab ▪ Results of Bullous Pemphigoid (BP) phase II study Other anticipated potential milestones/ stock catalysts ▪ Partnering of non core Oncology Therapeutics ( Crolibulin , Azixa ) ▪ Pre - clinical/ Pilot Clinical data for Bertilimumab in NASH ▪ Partnering and/ or partial spin - off of NANOMABS ▪ Potential Business Development Initiatives 25

Investment Highlights NASDAQ listed company (IMNP) with dual Specialty Pharma/ Biotech Business Model First in Class Phase 2 Biologic candidate, Bertilimumab , for Auto - Immune Diseases ▪ Targeted Personalized Antibody Therapeutic with Companion Diagnostic opportunity ▪ Focus on Bullous Pemphigoid (BP), an Orphan indication, and Ulcerative Colitis (UC ) Phase 3 ready product, AmiKet , for Neuropathic Pain with Orphan Drug designation in Post Herpetic Neuralgia (PHN) Additional indications include Diabetic Peripheral Neuropathy (DPN) and Chemo Induced Perpheral Neuropathies (CIPN) Estimated peak sales potential $ 500 M. Partnering process ongoing. ▪ Platform technology, NanoMabs , enabling pipeline expansion in cancer therapeutics * Report on file 26